EXHIBIT 99.1

CINEDIGM APPOINTS FOUR NEW INDEPENDENT DIRECTORS

Best Practices Process Announced in May Results in Appointment of New Directors Who
Bring Significant Mix of Industry and Financial Expertise

Company Also Names Ron Chez as Strategic Advisor

(Los Angeles, CA and New York, NY; July 31, 2015) Cinedigm Corp. (NASDAQ: CIDM), a leading independent digital content distributor, today announced it has appointed four new independent directors – Blair Westlake, Andy Schuon, Zvi Rhine, and Patrick O’Brien – to its Board of Directors, effective immediately. With the appointments announced today, the two current vacancies on the Board are filled and the size of the Board will go from 8 to 12 directors.

The Company also named Ron Chez to the role of Strategic Advisor to the Company. In this capacity, Mr. Chez will advise Cinedigm on financings and capital structure, strategic transactions and opportunities, including acquisitions and dispositions, and other matters. Mr. Chez brings deep business and financial expertise to the Company, including six years as the Co-Chairman of Merriman Holdings, the parent company of Merriman Capital.

“When the Company announced in May a plan to strengthen our board to better support our content distribution business and over-the-top digital network business, we undertook a best practices process that resulted in many qualified candidates to choose from,” said Chris McGurk, Chairman and Chief Executive Officer. “Since then, our nominating committee has been working hard to interview the candidates. Today, we are pleased to announce that our search led us to Blair, Andy, Zvi, and Patrick. Collectively, they bring important entertainment experience, financial expertise and significant industry relationships to our Board, and we are certain they will help guide Cinedigm as we continue to grow the Company and build shareholder value.”

Mr. Westlake is currently a Principal at MediaSquareup. Prior to that, he was Corporate Vice President of Microsoft’s Media & Entertainment Group. He has also served as Corporate Executive Vice President at Gemstar-TV Guide and in various executive roles at Universal Studios, where he was also Chairman of Universal Television & Networks Group for 18 years. He received a B.A. in Political Science from the University of Southern California and a J.D. from Whittier College.

Mr. Schuon is the Chief Executive Officer of Master Channel, a media and technology company.  He is Co-Founder with “Sean” Diddy Combs of Revolt Media and TV, a multi-platform cable television network, and is Chairman of music service provider Elevated Networks. He is also a Co-Founder at “C” Student Entertainment. Previously, he served as Chief Digital Officer and President of Artist Services at Ticketmaster and founded cable and online TV network IMF: The International Music Feed, where he was President and Chief Executive Officer. He also served as president of CBS's Infinity Broadcasting, pioneering music subscription service Pressplay, and Farmclub.com, was General Manager of Warner Bros. Records and Executive Vice President, Head of Programming at MTV, MTV2 and VH1. He began his career as an on-air personality and program director at various radio stations across the United States including KROQ-FM Los Angeles. He serves on the Boards of Directors at Master Channel and Business Rockstars and served previously on the Boards of Directors at Hot Topic Stores, and Premiere Radio Networks.

Mr. Rhine is a Principal at Sabra Capital Partners with over a decade of financial and investing experience. He was previously Vice President at The Hilco Organization and has also served in various roles at Boone Capital, Banc of America Securities and Piper Jaffray. He also sits on the Board of Directors of Global Healthcare Real Estate Investment Trust, a publicly-traded company engaged in the acquisition of health care related real estate. He earned a B.S. in Finance from the University of Illinois at Urbana-Champaign and was a recipient of the Bronze Tablet Award.

Mr. O’Brien is a seasoned executive and business advisor, with 40 years of multi-unit international management experience with an emphasis in financial analysis and business development. Since 2010, Mr. O’Brien has served as a member of the Board of Directors of Merriman Holdings, Inc.  Mr. O’Brien is also a member of the Board of Directors of Ironclad Performance Wear, which designs, manufactures, and markets task-specific gloves. Mr. O’Brien is also a member of the Board of Directors of Livevol, Inc., a private company that is a leader in equity and index options technology, and CareXtend, a private, development stage business in the health and lifestyle technology field. In 2009, Mr. O’Brien formed Granville Wolcott Advisors where he serves as its Managing Director & Principal to provide consulting, due diligence, and asset management services. Mr. O’Brien is a graduate of the Eli Broad College of Business at Michigan State University with a Bachelor of Arts in Hotel Management.

The announced appointments positively resolve ongoing discussions the Company has had with Mr. Chez and Mr. Rhine, who have entered into a Settlement Agreement providing for a standstill period.

“Additionally, we are pleased to have Ron onboard as a Strategic Advisor. We have appreciated his thoughts and ideas thus far and look forward to working with him in a more formal capacity,” continued McGurk.

Mr. Chez serves as president and sole owner of Ronald L. Chez, Inc., a corporation that deals with financial management consulting, public and private investments, turnaround strategies, structuring of new ventures, and mergers and acquisitions. He is also Chairman of the Board of Epiworks, Inc., a privately held epitaxial wafer manufacturer, Co-Chairman of Merriman Holdings and Chairman of the Chez Family Foundation. He has also served on the advisory boards of JP Morgan Chase and Hambrecht & Quist Access Technology Fund, as an advisor to Motorola’s New Ventures Program, on the board and investment committee of Abbott Capital, as a consultant and board member for Motorola Process Control and Motorola Teleprograms, and as a board member and investor in Preview Media (now Travelocity). Mr. Chez graduated from the University of Illinois, with special honors, with a B.A. in Political Science and is a member of the Phi Beta Kappa Society and a Bronze Tablet Award recipient.

“Cinedigm strongly believes in good corporate governance, maintaining an open dialogue with all key stakeholders and ensuring that our investors have an appropriate say in the management and strategic direction of the Company,” said Peter Brown, Lead Independent Director. “To that end, we are very pleased that Ron will be taking on a formal role with the Company and Zvi will be joining the board. We believe the Company will benefit greatly from their expertise and focus on value creation.”

As announced on May 18, 2015, Cinedigm engaged Korn Ferry, a leading internationally recognized executive search and advisory firm, to help in reconfiguring the Cinedigm Board. Korn Ferry is currently evaluating candidates for the role of independent Chairman of the Board.

The Directors appointed today will stand for election at the Company’s 2015 Annual Meeting of Shareholders. As previously announced, current director Wayne Clevenger will not stand for reelection at the Annual Meeting, nor will Adam Mizel, the Company’s Chief Operating Officer, and Gary Loffredo, the Company’s General Counsel and President of Digital Cinema, both of whom, however, will remain in their executive roles. It is expected that all other current Directors will stand for reelection.

In connection with today’s announcement, Mr. Chez and Mr. Rhine have agreed to support all nominees recommended by Cinedigm’s Board at the Company’s next two annual meetings, as well as other customary standstill and voting provisions. The agreement between Cinedigm and Mr. Chez and Mr. Rhine will be filed on Form 8-K with the Securities and Exchange Commission.

Kelley Drye & Warren LLP is acting as legal advisor to Cinedigm.

ABOUT CINEDIGM:

Cinedigm is a leading independent content distributor in the United States. Building on its pioneering role in transitioning over 12,000 movie screens from traditional analog film prints to digital distribution, the Company, through both organic growth and acquisitions, has become a leading distributor of independent content on all platforms, including in the rapidly-evolving over-the-top digital network business.

Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp.

CIDM-G

Safe Harbor Statement

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm’s filings with the Securities and Exchange

Commission, including Cinedigm’s registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as “expects,” “anticipates,” “intends,’’ “plans,’’ “could,” “might,” “believes,” “seeks,” “estimates’’ or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm’s management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Cinedigm intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2015 Annual Meeting. CINEDIGM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Cinedigm, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Cinedigm stockholders in connection with the matters to be considered at Cinedigm’s 2015 Annual Meeting. Information about Cinedigm’s directors and executive officers is available in Cinedigm’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 filed with the SEC on June 30, 2015. To the extent holdings of Cinedigm’s securities by such directors or executive officers have changed since the amounts printed in the 2015 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Cinedigm’s 2015 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Cinedigm with the SEC free of charge at the SEC’s website at www.sec.gov. Copies also will be available free of charge at Cinedigm’s website at www.cinedigm.com under Investor Relations or by writing to Cinedigm Corp. at 920 Broadway, 9th Floor, New York, NY 10010.

Cinedigm Investor Relations:

Jill Newhouse Calcaterra
Office 424-281-5417
Mobile 310-466-5135
jcalcaterra@cinedigm.com